UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2022

Aligos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39617	82-4724808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Corporate Dr., 2nd Floor

South San Francisco, CA 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (800) 466-6059

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ALGS	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 22, 2022, Aligos Therapeutics, Inc. (the “Company”) announced that it had discontinued development of its antisense oligonucleotide (“ASO”) drug candidate, ALG-020572, which was being studied in subjects with chronic hepatitis B (“CHB”). Dosing in the first CHB cohort of Study ALG-020572-401 was stopped after one subject experienced a serious adverse event with significant increase in alanine aminotransferase (“ALT”) following multiple dosing of 210 mg ALG-020572 that resulted in a brief hospitalization. Four subjects total, including the hospitalized subject, experienced ALT flares following multiple dosing in the first cohort which were unexpected based on prior experience in nonclinical studies and single dose safety data in healthy volunteers. Based on this information, Company management concluded that dosing should be discontinued. In all four subjects, laboratory parameters and symptoms are improving, and the hospitalized subject has been discharged. The Company plans to use any cost savings from the discontinuation of the ALG-020572 program to further support clinical and small molecule preclinical development programs, all of which target novel mechanisms that have the potential to enhance the care of patients with CHB, nonalcoholic steatohepatitis and COVID-19.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this report that are not historical facts may be considered “forward-looking statements,” including, but not limited to Company’s plans to use any cost savings from the discontinuation of the ALG-020572 program to further support clinical and small molecule preclinical development programs, all of which target novel mechanisms that have the potential to enhance the care of patients with CHB, nonalcoholic steatohepatitis and COVID-19. Forward-looking statements are typically, but not always, identified by the use of words such as “may,” “will,” “would,” “believe,” “intend,” “plan,” “anticipate,” “estimate,” “expect,” and other similar terminology indicating future results. Such forward-looking statements are subject to substantial risks and uncertainties that could cause our development programs, future results, performance or achievements to differ materially from those anticipated in the forward-looking statements. Such risks and uncertainties include without limitation risks and uncertainties inherent in the drug development process, including the Company’s clinical-stage of development, the process of designing and conducting clinical trials, the regulatory approval processes, the timing of regulatory filings, the challenges associated with manufacturing drug candidates, the Company’s ability to successfully establish, protect and defend its intellectual property, other matters that could affect the sufficiency of the Company’s capital resources to fund operations, reliance on third parties for manufacturing and development efforts, changes in the competitive landscape and the effects on our business of the worldwide COVID-19 pandemic and the developing conflict between Russia and Ukraine. For a further description of the risks and uncertainties that could cause actual results to differ from those anticipated in these forward-looking statements, as well as risks relating to the business of the Company in general, see the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 10, 2022, as well as other documents the Company files from time to time with the Securities and Exchange Commission. Except as required by law, the Company undertakes no obligation to update any forward-looking statements to reflect new information, events or circumstances, or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGOS THERAPEUTICS, INC.

Date: March 22, 2022	By:	/s/ Lesley Ann Calhoun
Lesley Ann Calhoun
Executive Vice President, Chief Financial Officer